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                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLET ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Senior Vice President and Chief Financial Officer of Genome Therapeutics Corp. (the "Company") does hereby certify that to my knowledge:

           1) the Company's Report on Form 10-Q for the quarter ended September 28, 2002, fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           2) the information contained in the Company's Report on Form 10-Q for the quarter ended September 28, 2002, fairly presents, in all material respects, the financial condition and results of operations of the Company.

         By:          /s/ Stephen Cohen
                      -------------------------
                      Stephen Cohen
                      Senior Vice President & Chief Financial Officer

                      Dated:  November 12, 2002